UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

The Williams Companies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
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On May 13, 2016, The Williams Companies, Inc. (“Williams”) issued a press release that discussed the proposed business combination transaction with Energy Transfer Equity, L.P. (“ETE”). Below is a copy of such release. Also included below is an email sent on May 13, 2016 to all employees of Williams by Alan Armstrong, the President and Chief Executive Officer of Williams, that discusses the proposed business combination transaction with ETE.

WILLIAMS FILES LAWSUIT SEEKING TO PREVENT ETE FROM AVOIDING ITS OBLIGATIONS UNDER THE MERGER AGREEMENT

WILLIAMS BOARD UNANIMOUSLY COMMITTED TO ENFORCING WILLIAMS’ RIGHTS AND DELIVERING BENEFITS OF MERGER AGREEMENT TO WILLIAMS’ STOCKHOLDERS

TULSA, Okla. – May 13, 2016 – The Williams Companies, Inc. (NYSE: WMB) (“Williams” or “WMB”) today announced that it has filed an action in the Delaware Court of Chancery seeking a Declaratory Judgment and Injunction preventing Energy Transfer Equity, L.P. (NYSE: ETE) (“ETE”) from terminating or otherwise avoiding its obligations under the Merger Agreement entered into with Williams on September 28, 2015.

Specifically, the lawsuit asks the Court to prohibit ETE from relying on either (i) any failure to close the transaction by the current “Outside Date” of June 28, 2016 or (ii) any failure to obtain a Section 721(a) tax opinion from Latham & Watkins LLP (ETE’s outside counsel), as a basis for ETE to avoid fulfilling its obligation to close the proposed transactions with Williams. Williams alleges that ETE has breached the Merger Agreement through a pattern of delay and obstruction designed to allow ETE to avoid its contractual commitments. Williams believes that the Merger Agreement prevents ETE from doing so.

The Williams Board is unanimously committed to enforcing Williams’ rights under the Merger Agreement entered into with ETE on September 28, 2015 and to delivering the benefits of the Merger Agreement to Williams’ stockholders. This action was filed with that goal in mind. The Williams Board has not changed its recommendation “FOR” the Merger Agreement executed on September 28, 2015.

As previously announced, Williams has commenced separate litigation against ETE and its chairman and chief executive officer Kelcy Warren in response to the private offering of Series A Convertible Preferred Units that ETE disclosed on March 9, 2016. The litigation against ETE in the Delaware Court of Chancery seeks to unwind the private offering of Series A Convertible Preferred Units. The Delaware Court of Chancery has granted Williams’ motion to expedite the litigation. The litigation against Kelcy Warren in the district court of Dallas County, Texas, is for tortious, or wrongful, interference with the Merger Agreement executed on September 28, 2015 as a result of the private offering of Series A Convertible Preferred Units.

Williams is committed to mailing the proxy statement, holding the stockholder vote and closing the transaction as soon as possible. In addition to the receipt of Williams’ stockholder approval, the transaction remains subject to other customary closing conditions. Integration planning is underway.

Williams (NYSE: WMB) is a premier provider of large-scale infrastructure connecting North American natural gas and natural gas products to growing demand for cleaner fuel and feedstocks. Headquartered in Tulsa, Okla., Williams owns approximately 60 percent of Williams Partners L.P. (NYSE: WPZ), including all of the 2 percent general-partner interest. Williams Partners is an industry-leading, large-cap master limited partnership with operations across the natural gas value chain from gathering, processing and interstate transportation of natural gas and natural gas liquids to petchem production of ethylene, propylene and other olefins. With major positions in top U.S. supply basins and also in Canada, Williams Partners owns and operates more than 33,000 miles of pipelines system wide – including the nation’s largest volume and fastest growing pipeline – providing natural gas for clean-power generation, heating and industrial use. Williams Partners’ operations touch approximately 30 percent of U.S. natural gas.

Forward-looking Statements

This communication may contain forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the merger of ETE and Williams, the expected future performance of the combined company (including expected results of operations and financial guidance), and the combined company’s future financial condition, operating results, strategy and plans. Forward-looking statements may be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” “target,” “opportunity,” “designed,” “create,” “predict,” “project,” “seek,” “ongoing,” “increases” or “continue” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results to differ materially from those described in the forward-looking statements. These assumptions, risks and uncertainties include, but are not limited to, assumptions, risks and uncertainties discussed in the Registration Statement on Form S-4, filed with the SEC on November 24, 2015, as amended on January 12, 2016, on March 7, 2016, on March 23, 2016, on April 18, 2016 and on May 4, 2016 (the “Form S-4”) and in the most recent Annual Report on Form 10-K for each of Energy Transfer Equity, L.P. (“ETE”), Energy Transfer Partners, L.P. (“ETP”), Sunoco Logistics Partners L.P. (“SXL”), Sunoco, LP (“SUN”), WMB and WPZ filed with the U.S. Securities and Exchange Commission (the “SEC”) and assumptions, risks and uncertainties relating to the proposed transaction, as detailed from time to time in the Form S-4 and in ETE’s, ETP’s, SXL’s, SUN’s, WMB’s and WPZ’s filings with the SEC, which factors are incorporated herein by reference. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this communication are set forth in the Form S-4 and in other reports or documents that ETE, ETP, SXL, SUN, WMB and WPZ file from time to time with the SEC include, but are not limited to: (1) the ultimate outcome of any business combination transaction between ETE, Energy Transfer Corp LP (“ETC”) and Williams; (2) the ultimate outcome and results of integrating the operations of ETE and Williams, the ultimate outcome of ETE’s operating strategy applied to Williams and the ultimate ability to realize cost savings and synergies; (3) the effects of the business combination transaction of ETE, ETC and Williams, including the combined company’s future financial condition, operating results, strategy and plans; (4) the ability to obtain required regulatory approvals and meet other closing conditions to the transaction, including approval under HSR and Williams stockholder approval, on a timely basis or at all; (5) the reaction of the companies’ stockholders, customers, employees and counterparties to the proposed transaction; (6) diversion of management time on transaction-related issues; (7) unpredictable economic conditions in the United States and other markets, including fluctuations in the market price of ETE common units and ETC common shares; (8) the ability to obtain the intended tax treatment in connection with the issuance of ETC common shares to Williams stockholders; and (9) the ability to maintain Williams’, WPZ’s, ETP’s, SXL’s and SUN’s current credit ratings. All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Neither ETE nor Williams undertakes any obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this communication or to reflect actual outcomes.

Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. This communication relates to a proposed business combination between ETE and Williams. In furtherance of this proposed business combination and subject to future developments, ETE, ETC and Williams have filed a registration statement on Form S-4 with the SEC and other documents related to the proposed business combination. This communication is not a substitute for any proxy statement, registration statement, prospectus or other document ETE, ETC or Williams may file with the SEC in connection with the proposed business combination. INVESTORS AND SECURITY HOLDERS OF ETE AND WILLIAMS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by ETE, ETC and Williams through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by ETE and ETC with the SEC will be available free of charge on ETE’s website at www.energytransfer.com or by contacting Investor Relations at 214-981-0700 and copies of the documents filed by Williams with the SEC will be available on Williams’ website at investor.williams.com.

Contacts

Investor Relations:

John Porter

(918) 573-0797 (office)

Brett Krieg

(918) 573-4614

Or

Media Relations:

Lance Latham

(918) 573-9675

Joele Frank, Wilkinson Brimmer Katcher

Dan Katcher / Andrew Siegel / Dan Moore

(212) 355-4449

Colleagues,

This afternoon, Williams announced that we have filed litigation seeking a declaratory judgment and injunction preventing ETE from terminating or otherwise avoiding its obligations under the merger agreement entered into with Williams on September 28, 2015. A copy of the news release we issued this afternoon is attached.

Specifically, we have asked the Delaware Court of Chancery to prohibit ETE from relying on either (i) any failure to close the transaction by the current “Outside Date” of June 28, 2016 or (ii) any failure to obtain a Section 721(a) tax opinion from Latham & Watkins LLP (ETE’s outside counsel), as a basis for ETE to avoid fulfilling its obligation to close the proposed transactions with Williams. Williams further alleges that ETE has breached the merger agreement through a pattern of delay and obstruction designed to allow ETE to avoid its contractual commitments.

The Board is doing its part to enforce the company’s rights under the merger agreement. I ask that we keep our focus on delivering safe, reliable services to our customers and on our individual responsibilities. I know that this is a big ask, but it truly is best to focus on those things that we can control, and our efforts are critical to delivering shareholder value. For those of you engaged in our integration work with ETE, that work should continue.

The ongoing news coverage associated with the pending transaction continues to cause speculation. As I’ve said previously, we will communicate necessary information when it is appropriate. Because speculation will continue, it is important that we always speak with one voice. Accordingly, please forward any calls you may receive from the media to Lance Latham at 918-573-9675 and any calls from financial analysts or investors to John Porter at 918-573-0797.

I am extremely proud of the work you do and the professionalism with which you perform your roles. I especially appreciate your efforts during these challenging times. Thank you for your continued commitment and dedication.

Alan

Forward-looking Statements

This communication may contain forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the merger of ETE and Williams, the expected future performance of the combined company (including expected results of operations and financial guidance), and the combined company’s future financial condition, operating results, strategy and plans. Forward-looking statements may be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,”

“estimates,” “potential,” “target,” “opportunity,” “designed,” “create,” “predict,” “project,” “seek,” “ongoing,” “increases” or “continue” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results to differ materially from those described in the forward-looking statements. These assumptions, risks and uncertainties include, but are not limited to, assumptions, risks and uncertainties discussed in the Registration Statement on Form S-4, filed with the SEC on November 24, 2015, as amended on January 12, 2016, on March 7, 2016, on March 23, 2016, on April 18, 2016 and on May 4, 2016 (the “Form S-4”) and in the most recent Annual Report on Form 10-K for each of Energy Transfer Equity, L.P. (“ETE”), Energy Transfer Partners, L.P. (“ETP”), Sunoco Logistics Partners L.P. (“SXL”), Sunoco, LP (“SUN”), WMB and WPZ filed with the U.S. Securities and Exchange Commission (the “SEC”) and assumptions, risks and uncertainties relating to the proposed transaction, as detailed from time to time in the Form S-4 and in ETE’s, ETP’s, SXL’s, SUN’s, WMB’s and WPZ’s filings with the SEC, which factors are incorporated herein by reference. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this communication are set forth in the Form S-4 and in other reports or documents that ETE, ETP, SXL, SUN, WMB and WPZ file from time to time with the SEC include, but are not limited to: (1) the ultimate outcome of any business combination transaction between ETE, Energy Transfer Corp LP (“ETC”) and Williams; (2) the ultimate outcome and results of integrating the operations of ETE and Williams, the ultimate outcome of ETE’s operating strategy applied to Williams and the ultimate ability to realize cost savings and synergies; (3) the effects of the business combination transaction of ETE, ETC and Williams, including the combined company’s future financial condition, operating results, strategy and plans; (4) the ability to obtain required regulatory approvals and meet other closing conditions to the transaction, including approval under HSR and Williams stockholder approval, on a timely basis or at all; (5) the reaction of the companies’ stockholders, customers, employees and counterparties to the proposed transaction; (6) diversion of management time on transaction-related issues; (7) unpredictable economic conditions in the United States and other markets, including fluctuations in the market price of ETE common units and ETC common shares; (8) the ability to obtain the intended tax treatment in connection with the issuance of ETC common shares to Williams stockholders; and (9) the ability to maintain Williams’, WPZ’s, ETP’s, SXL’s and SUN’s current credit ratings. All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Neither ETE nor Williams undertakes any obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this communication or to reflect actual outcomes.

Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. This communication relates to a proposed business combination between ETE and Williams. In furtherance of this proposed business combination and subject to future developments, ETE, ETC and Williams have filed a registration statement on Form S-4 with the SEC and other documents related to the proposed business combination. This communication is not a substitute for any proxy statement, registration statement, prospectus or other document ETE, ETC or Williams may file with the SEC in connection with the proposed business combination. INVESTORS AND SECURITY HOLDERS OF ETE AND WILLIAMS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by ETE, ETC and Williams through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by ETE and ETC with the SEC will be available free of charge on ETE’s website at www.energytransfer.com or by contacting Investor Relations at 214-981-0700 and copies of the documents filed by Williams with the SEC will be available on Williams’ website at investor.williams.com.

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